Exhibit 99.2

Swap Confirmation

Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	June 29, 2007

To:	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6 (“Party B”)
Address: The Bank of New York
101 Barclay Street-4W
New York, New York 10286
Attention: Corporate Trust MBS Administration, CWALT, Series
2007-HY6
Facsimile: 212-815-3986
Phone: 212-815-6093

cc:	Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830
Attn: Melizza Stotler
Tel: (203) 618-2576
Fax: (203) 618-2580

From:	The Royal Bank of Scotland plc (“Party A”)

Re:	CWALT 2007-HY6
Our Reference Number:	D16331647

Dear Sir or Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual or corporate capacity but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-HY6 and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”).

This letter agreement constitutes a “Confirmation” and the definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc., (“ISDA”) are incorporated into this Confirmation.  This Confirmation will constitute a Confirmation that supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time, between Party A and Party B (the “Master Agreement”).  All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation will govern.  Terms capitalized but not defined herein or in the Definitions incorporated herein shall have the respective meanings attributed to them in the pooling and servicing agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee.

1	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the amount set forth on Schedule A attached hereto.

Trade Date:

June 25, 2007

Effective Date:

June 29, 2007

Termination Date:

July 25, 2012, subject to no adjustment.

Fixed Amounts:

Fixed Rate Payer:

Party B

Fixed Rate Payer Period End Dates:

The 25th of each month in each year from (and including) July 25, 2007 to (and including) the Termination Date, subject to no adjustment.

Fixed Rate Payer Payment Dates:

The 25th of each month in each year from (and including) July 25, 2007 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:

5.35% per annum

Fixed Rate Day Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

Party A

Floating Rate Payer Period End Dates:

The 25th of each month in each year from (and including) July 25, 2007 to (and including) the Termination Date, subject no adjustment.

Floating Rate Payer Payment Dates:

The 25th of each month in each year from (and including) July 25, 2007 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:

USD-LIBOR-BBA.

Designated Maturity:

One month

Spread:

None

Floating Rate Day Count Fraction:

Actual/360 unadjusted

Reset Dates:

First day of each Calculation Period

Business Days for payment:

New York

2	Account Details:

Account for payments to Party A:
For the account of:
The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations

London SWIFT RBOSGB2RTCM
with JPMorgan Chase Bank New York CHASUS33
ABA # 021000021
Account Number 400930153

Account for payments to Party B:	The Bank of New York New York, NY ABA # 021-000-018 GLA # 111-565 For Further Credit: TAS A/C 541992 Attn: Matthew J. Sabino 212-815- 6093 Fax: 212-815-3986

3	Offices:

The Office of Party A for this Transaction is:	London

4
Agency Role of Greenwich Capital Markets, Inc.  This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc.  Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

The Royal Bank of Scotland plc
Attention: Derivatives Documentation
Fax: 0207 375 6724 / 6486 Phone: 0207 375 4225

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent

By    /s/ Deborah Pfeifer
Name: Deborah Pfeifer
Title: Vice President

Accepted and confirmed as of the Trade Date written above:

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY BUT SOLELY AS
SUPPLEMENTAL INTEREST TRUSTEE FOR ALTERNATIVE LOAN TRUST 2007- HY6

By:   /s/ Matthew Sabino
Name: Matthew Sabino
Title: Assistant Treasurer

Schedule A to the Confirmation dated as of June 29, 2007

Re: Reference Number D16331647

Amortization Schedule

From and Including	To but excluding	Notional Amount (USD)
Effective Date	7/25/2007	768,029,867.32
7/25/2007	8/25/2007	758,824,381.73
8/25/2007	9/25/2007	749,052,781.17
9/25/2007	10/25/2007	738,729,171.53
10/25/2007	11/25/2007	727,874,522.81
11/25/2007	12/25/2007	716,506,231.72
12/25/2007	1/25/2008	704,649,225.11
1/25/2008	2/25/2008	692,324,438.84
2/25/2008	3/25/2008	679,555,182.64
3/25/2008	4/25/2008	666,365,781.11
4/25/2008	5/25/2008	652,780,166.96
5/25/2008	6/25/2008	638,827,792.20
6/25/2008	7/25/2008	624,535,004.53
7/25/2008	8/25/2008	609,933,831.12
8/25/2008	9/25/2008	595,051,198.26
9/25/2008	10/25/2008	579,919,838.58
10/25/2008	11/25/2008	564,569,896.72
11/25/2008	12/25/2008	549,030,556.93
12/25/2008	1/25/2009	533,336,855.16
1/25/2009	2/25/2009	517,520,054.05
2/25/2009	3/25/2009	501,612,686.85
3/25/2009	4/25/2009	485,649,980.34
4/25/2009	5/25/2009	469,677,505.01
5/25/2009	6/25/2009	453,766,327.60
6/25/2009	7/25/2009	438,047,846.99
7/25/2009	8/25/2009	216,165,889.51
8/25/2009	9/25/2009	208,526,031.14
9/25/2009	10/25/2009	201,078,380.57
10/25/2009	11/25/2009	193,815,727.30
11/25/2009	12/25/2009	186,728,523.53
12/25/2009	1/25/2010	179,809,177.60
1/25/2010	2/25/2010	173,032,646.05
2/25/2010	3/25/2010	166,341,170.54
3/25/2010	4/25/2010	159,732,928.81
4/25/2010	5/25/2010	153,171,982.08
5/25/2010	6/25/2010	146,659,397.65
6/25/2010	7/25/2010	140,319,377.57
7/25/2010	8/25/2010	58,709,472.00
8/25/2010	9/25/2010	56,375,957.18
9/25/2010	10/25/2010	54,109,325.67
10/25/2010	11/25/2010	51,908,784.04
11/25/2010	12/25/2010	49,773,667.56
12/25/2010	1/25/2011	47,702,930.61
1/25/2011	2/25/2011	45,695,869.50
2/25/2011	3/25/2011	43,751,870.64
3/25/2011	4/25/2011	41,869,987.89
4/25/2011	5/25/2011	40,049,725.86
5/25/2011	6/25/2011	38,290,889.58
6/25/2011	7/25/2011	36,594,415.67
7/25/2011	8/25/2011	8,740,708.68
8/25/2011	9/25/2011	8,348,263.96
9/25/2011	10/25/2011	7,971,102.95
10/25/2011	11/25/2011	7,608,091.82
11/25/2011	12/25/2011	7,257,143.42
12/25/2011	1/25/2012	6,915,928.49
1/25/2012	2/25/2012	6,575,430.33
2/25/2012	3/25/2012	6,212,417.48
3/25/2012	4/25/2012	5,787,910.10
4/25/2012	5/25/2012	5,290,534.85
5/25/2012	6/25/2012	4,724,263.14
6/25/2012	Termination Date	4,155,050.57